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EXHIBIT 10.15



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                       SIGI ACQUISITION COMPANY LLC

                    LIMITED LIABILITY COMPANY AGREEMENT

                Agreement Effective as of September 9, 1997



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                       SIGI ACQUISITION COMPANY LLC

                   LIMITED LIABILITY COMPANY AGREEMENT


   This Limited Liability Company Agreement (the "Agreement") is made as of the 9th day of September, 1997 by and between SIGI Acquisition Company LLC (the "LLC") and the entities identified as the Members on Schedule A attached hereto (such entities and their respective successors in interest being hereinafter referred to collectively as the "Members" and individually as a "Member").

   WHEREAS, the LLC has been formed as a limited liability company under the Delaware Limited Liability Company Act (as amended, the "Act") on September 9, 1997; and

   WHEREAS, the Members desire to set out fully their rights, obligations and duties regarding the LLC and its assets and liabilities.

   NOW, THEREFORE, in consideration of the mutual covenants expressed herein, the parties hereby agree as follows:

                               ARTICLE I

                        Organization and Power
                        ----------------------

        1.01 Organization. The LLC has been formed by the filing of its Certificate of Formation with the Delaware Secretary of State pursuant to the Act. Additions to or amendments of the Certificate of Formation shall be authorized by the Members as provided in Section 2.05. The Certificate of Formation, as so amended from time to time, is referred to herein as the "Certificate."

        1.02 Purposes and Powers. The Company is organized to pursue any lawful purpose with the exception of the business of granting policies of insurance, or assuming insurance risks or banking as defined in Section 126 of Title 8. The Company shall possess all powers not otherwise prohibited by law.

        1.03 Principal Place of Business. The principal office and place of business of the LLC shall initially be 40 Wantage Avenue, Branchville, NJ 07890. The Members may change the principal office or place of business of the LLC at any time and may cause the LLC to establish other offices or places of business in various jurisdictions as the Members deem advisable. The registered office of the LLC shall be located at 1201 Market Street, Suite 1600, Wilmington, Delaware 19801, and the registered agent of the LLC at that address shall be PHS Corporate Services, Inc. or such other office and agent as the Members shall determine.

        1.04 Foreign Qualification. The Members shall cause the LLC to comply, to the extent legally possible, with all requirements necessary to qualify the LLC as a foreign limited

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liability company in each jurisdiction in which the LLC conducts business.
To the extent required by law or as the Members determine is otherwise advisable, the Members shall execute, acknowledge, swear to and deliver all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue and terminate the LLC as a foreign limited liability company in all jurisdictions in which the LLC conducts business.

        1.05 Fiscal Year. The fiscal year of the LLC shall be the calendar year or such other fiscal year as may be required under the Internal Revenue Code of 1986, as amended (the "Code").

        1.06 Term.  The existence of the LLC shall be perpetual.

                              ARTICLE II

                       Members and Management
                       ----------------------

        2.01 Members. The initial Members of the LLC and their addresses shall be listed on Schedule A and said schedule shall be amended from time to time to reflect the withdrawal of Members or the admission of additional Members pursuant to this Agreement. Each Member shall be notified of changes in Schedule A, which shall constitute the record list of the Members for all purposes of this Agreement.

        2.02 Admission of New Members. Additional persons may be admitted to the LLC as members and may participate in the profits, losses, distributions and capital contributions of the LLC upon such terms as are established by the holders of at least a majority of the Membership Interests (as defined in Section 2.05), which may include the establishment of classes or groups of Members having different relative rights, powers and duties, including without limitation, rights and powers which are superior to those of existing Members, or the right to vote as a separate class or group on specified matters by amendment of this Agreement. New Members shall be admitted when all conditions to their admission have been satisfied and their identity, ownership of and Membership Interests and capital contributions under Section 4.02 shall be established by amendment of Schedule A.

        2.03 Meetings of Members.

             (A) Meetings of Members may be called for any proper purpose at any time by the holders of at least 50% of the Membership Interests. The Members calling the meeting shall determine the date, time and place of each meeting, and written notice thereof shall be given to each Member not less than 10 days or more than 60 days prior to the date of the meeting. Notice shall be sent to Members of record on the date when the meeting is called. The business of each meeting of Members shall be limited to the purposes described in the notice.

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             (B) Persons holding a majority of the Membership Interests shall constitute a quorum for the transaction of any business at a meeting of Members. Members may attend a meeting in person or by proxy. Members may also participate in a meeting, by means of conference telephone or similar communications equipment which permits all Members present to hear each other. If less than a quorum of the Members is present, the meeting may be adjourned by the chairman to a later date, time and place. Notice of an adjourned meeting shall be given to all Members who did not attend the meeting so adjourned. When an adjourned meeting is reconvened, any business may be transacted which might have been transacted at the meeting as originally called.

             (C) A complete list of Members entitled to vote at any meeting of Members or any adjournment thereof shall be made available at such meeting and for a period of 10 days prior thereto. The list shall reflect the current names and addresses of each Member and their Membership Interests and shall be subject to inspection by any Member at the meeting and during the ten-day period prior thereto at the principal office of the LLC.

             (D) The Members shall elect from the Membership a chairman to preside at all meetings. The chairman shall determine the order of business and the procedures to be followed at each meeting of Members.

        2.04 Action Without a Meeting. Any action required or permitted to be taken at any meeting of Members may be taken without a meeting if one or more written consents to such action shall be signed by the holders of the amount of Membership Interests required to approve the action being taken. Such written consents shall be delivered to the principal office of the LLC within 60 days after the first consent is so delivered. All Members who did not consent shall be given prompt notice of any action taken by written consent of Members without a meeting.

        2.05 Voting Rights. Unless otherwise required by the Act or expressly provided otherwise in this Agreement, all actions, approvals and consents to be taken or given by the Members under the Act, this Agreement or otherwise shall require the affirmative vote or written consent of the holders of a majority of the membership interests in that time specified on Schedule A (herein, the "Membership Interests").

        2.06 No Right to Withdraw. No Member shall have any right to resign or withdraw from the LLC or to receive any distribution or the repayment of its capital contribution except as provided in Section 5.02 and Article VII upon dissolution and liquidation of the LLC.

        2.07 Management; Authority. The management of the LLC shall be vested in the Members in their capacity as members acting by a vote of the holders of a majority of the Membership Interests. Any action taken by a Member and the signature of the Member on any agreement, contract, indenture or other document on behalf of the LLC shall be sufficient to bind

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the LLC and shall conclusively evidence the authority of the Member and the
LLC with respect thereto.

      Notwithstanding the foregoing:

            (a) Members may, from time to time, designate one or more persons to be officers of the LLC. Any officers so designated shall have such authority and perform such duties as the Members may, from time to time, delegate to them. The Members may assign titles to particular officers. The Members shall delegate to such officers the authority and duties that are set forth in the resolution appointing the officer. Each officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Any number of offices may be held by the same person. The salaries or other compensation, if any, of the officers and agents of the LLC shall be fixed from time to time by the Members.

            (b) Any officer may resign as such at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Members. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation. Any officer may be removed as such, either with or without cause, by a majority of the Members. Designation of an officer shall not of itself create any contract rights. Any vacancy occurring in any office of the LLC may be filled by the Members.

        2.08 Limitation of Liability. Except as otherwise provided in the Act, no Member or officer of the LLC shall be obligated personally for any debt, obligation or liability of the LLC or of any other Member or officer solely by reason of being a Member or officer of the LLC. Except as otherwise provided in the Act, by law or expressly in this Agreement, no Member or officer shall have any fiduciary or other duty to another Member or officer with respect to the business and affairs of the LLC.
No Member shall have any responsibility to restore any negative balance in his capital accounts or to contribute to or in respect of the liabilities or obligations of the LLC or return distributions made by the LLC except as required by the Act or other applicable law; provided, however, that Members are responsible for their failure to make required capital contributions under Section 4.02.

        2.09 Rights to Information. Members shall have the right to receive from the LLC upon request a copy of the Certificate and of this Agreement, as amended from time to time, and such other information regarding the LLC as is required by the Act, subject to reasonable conditions and standards established by the Members, which may include, without limitation, withholding or restrictions on the use of confidential information.



                            ARTICLE III


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                 Transactions with Interested Persons
                 ------------------------------------

   Unless entered into in bad faith, no contract or transaction between the LLC and one or more of its Members, or between the LLC and any other corporation, partnership, association or other organization in which one or more of its Members have a financial interest or are directors, managers or officers, shall be voidable solely for this reason or solely because said Member was present or participated in the authorization of such contract or transaction if:

            (a) the material facts as to the relationship or interest of said Member and as to the contract or transaction were disclosed or known to the other Members and the contract or transaction was authorized by the disinterested Members; or

            (b) the contract or transaction was fair to the LLC as of the time it was authorized, approved or ratified by the disinterested Members;

and no Member interested in such contract or transaction, because of such interest, shall be liable to the LLC or to any other person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.


                               ARTICLE IV

                    Contributions and Capital Accounts
                    ----------------------------------

        4.01 Capital Accounts. A separate capital account shall be maintained for each Member, including a Member who hereafter acquires an interest in the LLC, in accordance with the requirements of Section 704(b) of the Code and the IRS Regulations promulgated thereunder.

        4.02 Contributions. Each Member shall make contributions to the capital of the LLC (herein "Capital Contributions") in the aggregate amount specified for such Member on Schedule A. All Capital Contributions shall be paid in cash unless otherwise specified on Schedule A or agreed to by the Members. Except as set forth on Schedule A, no Member shall be entitled or required to make any contribution to the capital of the LLC; provided, however, the LLC may borrow from its Members as well as from banks or other lending institutions to finance its working capital or the acquisition of assets upon such terms and conditions as shall be approved by the Members, and any such loans by Members shall not be considered Capital Contributions or reflected in their capital accounts.



                                 ARTICLE V

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                       Allocations and Distributions
                       -----------------------------

        5.01 Allocation of Profits and Losses. Allocation of profits and losses shall be made to the Members in accordance with Sections 704(b) and (c) of the Code. To the extent permitted by Section 704(b) and (c) of the Code, such allocations shall be made to the Members in proportion to their Membership Interests.

        5.02 Distributions of LLC Funds. Except as otherwise provided in this Article, all LLC funds which are determined by the Members to be available for distribution shall be distributed to the Members in proportion to their Membership Interests. Distributions may be limited as provided in the Act.

        5.03 Distributions Upon Dissolution. Proceeds from a sale of all or substantially all of the assets of the LLC and amounts available upon dissolution, after payment of, or adequate provision for, the debts and obligations of the LLC then due and owing, and the liquidation of any remaining assets of the LLC, shall be distributed and applied in the following priority:

             (a) First, to fund reserves for liabilities not then due and owing and for contingent liabilities to the extent deemed appropriate by the Members, provided that upon the expiration of such period of time as the Members shall deem advisable, the balance of such reserves remaining after payment of such contingencies shall be distributed in the manner set forth in Section 5.03(b); and

             (b) Second, to the Members as provided in Section 5.02.

        5.04 Distribution of Assets in Kind. No Member shall have the right to require any distribution of any assets of the LLC in kind. If any assets of the LLC are distributed in kind, such assets shall be distributed on the basis of their fair market value as determined by the Members. Any Member entitled to any interest in such assets shall, unless otherwise determined by the Members, receive separate assets of the LLC, and not an interest as tenant-in-common with other Members so entitled, in each asset being distributed.


                               ARTICLE VI

                         Transfers of Interests
                         ----------------------

        6.01 General Restrictions on Transfer.

             (a) No Member may transfer all or any part of its interest in the LLC except with the approval of all of the other Members, which may be withheld or denied for any reason or for no reason.

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             (b) Every transfer of an interest in the LLC permitted
hereunder shall be subject to the following requirements:

                (1) The transferee shall establish that the proposed transfer will not cause or result in a breach of any agreement binding upon the LLC or any violation of law, including without limitation, federal or state securities laws, and that the proposed transfer would not cause the LLC to be an investment company as defined in the Investment Company Act of 1940, as amended;

                (2) The transferee shall establish to the satisfaction of the Members that the transferee is financially responsible and of good character and that the transfer would not adversely affect the classification of the LLC for federal income tax purposes or have a substantial adverse effect with respect to federal income taxes payable by the LLC; and

                (3) The transferee shall execute a counterpart of this Agreement and such other documents or instruments as may be required by the Members to reflect the provisions hereof.

Until the foregoing requirements are met, the LLC need not recognize the transferee for any purpose under this Agreement and the transferee shall be entitled only to the rights of a transferee who is not a member under the Act. A transferee shall not be admitted as a Member without the approval of all of the Members.

             (c) If the transferee is admitted as a Member or is already a Member, the Member transferring his interest shall be relieved of liability under this Agreement with respect to the transferred interest arising or accruing on or after the effective date of the transfer, unless the transferor affirmatively assumes such liability.

             (d) Any person who acquires in any manner an interest or any part thereof in the LLC, whether or not such person has accepted and assumed in writing the terms and provisions of this Agreement or been admitted as a Member, shall be deemed by the acquisition of such interest to have agreed to be subject to and bound by all of the provisions of this Agreement with respect to such interest, including without limitation, the provisions hereof with respect to any subsequent transfer of such interest.

             (e) Any transfer in violation of any provision of this Agreement shall be null and void and ineffective to transfer any interest in the LLC and shall not be binding upon or be recognized by the LLC. Any transferee of an interest in the LLC transferred in violation of any provision of this Agreement shall not be treated or deemed to be a Member for any purpose. In the event that any Member shall at any time transfer its interest in violation of any provision of this Agreement, in addition to all rights and remedies at law and equity the LLC and the other Members shall have and be entitled to an order restraining or enjoining such transaction, it being

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expressly acknowledged and agreed that damages at law would be an inadequate remedy for a transfer and violation of this Agreement.


                                ARTICLE VII

                 Dissolution, Liquidation, and Termination
                 -----------------------------------------

        7.01 Dissolution. The LLC shall dissolve and its affairs shall be wound up on the earlier to occur of (i) an event of dissolution specified in Section 18-801 of the Act, unless the LLC is continued with the consent of all Members as provided in Section 18-801 or (ii) the written consent of the holders of at least a majority of the Membership Interests.

        7.02 Liquidation and Termination. On dissolution of the LLC, the holders of at least a majority of the Membership Interests may appoint one or more Members as liquidating trustee. The liquidating trustee shall proceed diligently to wind up the affairs of the LLC and make final distributions as provided herein and in the Act. The costs of liquidation shall be borne as a LLC expense. Until final distribution, the liquidating trustee shall continue to operate the LLC properties with all of the power and authority of the Members. The steps to be accomplished by the liquidating trustee are as follows:

             (a) as promptly as possible after dissolution and again after final liquidation, the liquidating trustee shall cause an accounting to be made by a firm of independent public accountants of the LLC's assets, liabilities, and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

             (b) the liquidating trustee shall pay, satisfy or discharge from LLC funds all of the debts, liabilities and obligations of the LLC (including, without limitation, all expenses incurred in liquidation) or otherwise make adequate provision for payment and discharge thereof (including, without limitation, the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidating trustee may reasonably determine); and

             (c) all remaining assets of the LLC shall be distributed to the Members in accordance with Section 5.03.

        7.03 Certificate of Cancellation. On completion of the distribution of LLC assets as provided herein, the LLC shall be terminated, and any Member (or such other person or persons as the Act may require or permit) shall file a Certificate of Cancellation with the Secretary of State of Delaware under the Act, cancel any other filings made pursuant to Section 1.03, and take such other actions as may be necessary to terminate the existence of the LLC.

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                               ARTICLE VIII

                            General Provisions
                            ------------------

        8.01 Offset. Whenever the LLC is to pay any sum to any Member, any amounts that Member owes the LLC may be deducted from that sum before payment.

        8.02 Headings. The descriptive headings herein are inserted for convenience only and do not constitute part of this agreement.

        8.03 Notices. Except as expressly set forth to the contrary in this Agreement, all notices, requests, or consents provided for or permitted to be given under this Agreement must be in writing and shall be given either by registered or certified mail, addressed to the recipient, with return receipt requested, by hand delivering the writing to the address of the recipient, by nationally-recognized overnight courier guaranteeing next business day delivery, or by facsimile transmission; and a notice, request, or consent given under this Agreement is effective on receipt by the Person to whom it is sent. All notices, requests, and consents to be sent to a Member must be sent to or made at the addresses given for that Member on Schedule A, or such other address as that Member may specify by notice to the other Members. Any notice, request, or consent to the LLC must be given to the LLC at the address set forth in Section 1.03, or such other addresses as the LLC may specify by notice to the Members. Whenever any notice is required to be given by law, the Certificate of Formation or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

        8.04 Entire Agreement: Supersedure. This Agreement constitutes the entire agreement of the Members relating to the LLC and supersedes all prior contracts or agreements with respect to the LLC, whether oral or written.

        8.05 Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any person in the performance by that person of its obligations with respect to the LLC is not a consent or waiver to or of any other breach or default in the performance by that person of the same or any other obligations of that person with respect to the LLC. Failure on the part of a person to complain of an act of any person or to declare any person in default with respect to the LLC, irrespective of how long that failure continues, does not constitute a waiver by that person of its rights with respect to that default until the applicable statute-of-limitations period has run.

        8.06 Amendment or Modification. This Agreement may be amended or modified from time to time only by a written instrument signed by the Members holding at least a majority of the Membership Interests; provided, however, that an amendment or modification reducing a Member's Membership Interest (other than to reflect changes otherwise provided by this Agreement) is effective only with that Member's consent.

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        8.07 Binding, Effect.  Subject to the restrictions on transfers set forth in this Agreement, this Agreement is binding on and inures to the benefit of the Members and their respective heirs, legal representatives, successors, and assigns.

        8.08 Governing Law: Severability. This Agreement is governed by and shall be construed in accordance with the law of the State of Delaware, excluding any conflict-of-laws rule or principle that might refer the governance or the construction of this Agreement to the law of another jurisdiction. In the event of a direct conflict between the provisions of this Agreement and any provision of the Certificate, or any mandatory provision of the Act, the applicable provision of the Certificate or the Act shall control. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision shall be enforced to the fullest extent permitted by law.

        8.09 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions, as reasonably requested by the other Members.

        8.10 Waiver of Certain Rights. Each Member irrevocably waives any right it may have to maintain any action for dissolution of the LLC or for partition of the property of the LLC.

        8.11 Notice to Members of Provisions of this Agreement. By executing this Agreement, each Member acknowledges that it has actual notice of (a) all of the provisions of this Agreement, including, without limitation, the restrictions on the transfer of Membership Interests set forth in Article VI, and (b) all of the provisions of the Certificate. Each Member hereby agrees that this Agreement constitutes adequate notice of all such provisions, and each Member hereby waives any requirement that any further notice thereunder be given.

        8.12 Execution in Counterparts; Execution by Fax. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Execution of this Agreement may be delivered by fax transmission.

        8.13 Number and Gender. Where the context so indicates, the masculine includes the feminine and the neuter, the neuter includes the masculine and the feminine and the singular includes the plural.


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        8.14 Definition of Person.  For the purposes of this Agreement,
"person" means any natural person, partnership (whether general or limited), limited liability company, trust, estate, association or corporation.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 9th day of September, effective as of the date first set forth above.

                                          MEMBERS

                                          SELECTIVE INSURANCE COMPANY OF
                                          THE SOUTHEAST



                                          By:/S/ Thornton R. Land
                                          ------------------------------
                                          Name: Thornton R. Land
                                          Title:General Counsel

                                          SELECTIVE WAY INSURANCE COMPANY



                                          By: /s/ Thornton R. Land
                                          --------------------------------
                                          Name: Thornton R. Land
                                          Title:Executive Vice President
                                                and General Counsel


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                                SCHEDULE A
                                ----------

                                 Members
                                 -------

                                               Capital          Membership
      Name and Address                      Contributions        Interests
      ----------------                      -------------       ----------

Selective Insurance Company of the Southeast   $2,000,000           25%
2550 West Tyvol Road
Suite 400
Charlotte, NC 28217
704-357-1913 (ph)
704-357-1914  (f)


Selective Way Insurance Company                $6,000,000           75%
40 Wantage Avenue
Branchville, NJ 07890
973-948-3000 (ph)
973-948-0282 (f)





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